                                                              Rule 497(c)
                                                              File No. 333-33445
Prospectus

[LOGO]                               Pilgrim America Bank and Thrift Fund, Inc.


          40 NORTH CENTRAL AVENUE, SUITE 1200, PHOENIX, ARIZONA 85004
                                 (800) 992-0180



The Pilgrim America Funds are a family of diversified open-end and closed-end management investment companies. This prospectus describes the Pilgrim America Bank and Thrift Fund, Inc. (the 'Fund').



The Fund is a diversified open-end management investment company. The Fund's primary investment objective is long-term capital appreciation. Income is its secondary objective. The Fund seeks to achieve its objectives by investing primarily in equity securities of national and state-chartered banks (other than money center banks), thrifts, the holding or parent companies of such depository institutions, and in savings accounts of mutual thrifts. These portfolio securities are selected principally on the basis of fundamental investment value and potential for future growth, including securities of institutions that the Fund believes are well-positioned to take advantage of opportunities currently developing in the banking and thrift industries. There is no assurance that the Fund will achieve its objectives. See 'Investment Objectives and Policies.'


                            ------------------------

      PILGRIM AMERICA INVESTMENTS, INC. is the Fund's investment manager
                         (the 'Investment Manager').

                         ------------------------------

The Fund offers two classes of shares, with varying types and amounts of sales and distribution charges. These Pilgrim America Purchase Options(Trademark) permit you to choose the method of purchasing shares that best suits your investment strategy.


This Prospectus presents information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the Fund, dated May 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (that is, it is legally considered a part of this Prospectus). The Statement of Additional Information is available free upon request by calling Pilgrim America Group, Inc. ('Shareholder Servicing Agent') at (800) 992-0180.


                            ------------------------


INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING THE RISK OF LOSS OF PRINCIPAL. THE FUND'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF A BANK AND ARE NOT GUARANTEED BY A BANK. IN ADDITION, THE FUND'S SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                            ------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                    PROSPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------


                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

            PILGRIM AMERICA BANK AND THRIFT FUND, INC. AT A GLANCE*


Investment Objectives              The Fund's primary investment objective is to
                                   achieve long-term capital appreciation.
                                   Income is its secondary objective. There can
                                   be no assurance that the Fund will achieve
                                   its investment objectives.

History of the Fund                The Fund was organized in 1985 as a
                                   closed-end investment company and its shares
                                   were listed on the New York Stock Exchange.
                                   On October 17, 1997, the Fund converted to an
                                   open-end investment company and all
                                   outstanding shares became 'Class A' shares.
                                   The Fund commenced offering 'Class B' shares
                                   on October 20, 1997.

Primary Investment Strategy        The Fund seeks to achieve its investment
                                   objectives by investing primarily in equity
                                   securities of national and state chartered
                                   banks (other than money center banks),
                                   thrifts, the holding or parent companies of
                                   such depository institutions, and in savings
                                   accounts of mutual thrifts.

General Investment Guidelines      o Under normal circumstances, at least 65% of
                                     the Fund's total assets is invested in equity
                                     securities of national and state-chartered
                                     banks (other than money center banks),
                                     thrifts, holding or parent companies of
                                     such depository institutions, and in
                                     savings accounts of mutual thrifts.

                                   o Up to 35% of the Fund's total assets may be
                                     invested in equity securities of money center banks, other financial services companies, other issuers deemed suitable by the Investment Manager, debt securities, and securities of other investment companies.

Principal Risk Factors             o Investments in equity securities involve
                                     exposure to financial and market risks. You
                                     can expect fluctuation in the value of the
                                     Fund's portfolio securities and the Fund's
                                     shares.

                                   o Because the Fund's portfolio is
                                     concentrated in the banking and thrift
                                     industries, it may be subject to greater

                                     risk than a portfolio that is not
                                     concentrated in one industry.

                                   o The value of the Fund's investments in the
                                     banking and thrift industries will be
                                     impacted by state and federal legislation and regulations and regional and general economic conditions.

Investment Manager                 Pilgrim America Investments, Inc.

Shareholder Servicing Agent        Pilgrim America Group, Inc.


------------------
* This summary description should be read in conjunction with the more complete description of the Fund's investment objectives and policies set forth elsewhere in this Prospectus. For information regarding the purchase and redemption of shares of the Fund, refer to the 'Shareholder Guide.' For information regarding the risk factors of the Fund, refer to 'Investment Practices and Risk Considerations' below.

                              SUMMARY OF EXPENSES

Shares of the Fund are available through independent financial professionals, national and regional brokerage firms and other financial institutions (Authorized Dealers). You may select from two separate classes of shares: Class A and Class B.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                      CLASS A    CLASS B
                                                     ---------   -------
Maximum initial sales charge imposed on purchases
  (as a percentage of offering price).............   5.75%(a)       None

Maximum contingent deferred sales charge (CDSC)
  (at the lower of original purchase price or the
  redemption proceeds)............................   None(b)        5.00%(c)

Redemption Fees...................................   None(d)        None

Exchange Fees.....................................   None(d)        None

The Fund has no sales charges on reinvested dividends.

------------------
(a) Reduced for purchases of $50,000 and over. See 'Class A Shares: Initial Sales Charge Alternative.'
(b) A CDSC of no more than 1.00% for shares redeemed in the first or second year, depending on the amount of purchase, is assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See 'Class A Shares: Initial Sales Charge Alternative.'
(c) Imposed upon redemption within 6 years from purchase with scheduled reductions after the first year. See 'Class B Shares: Deferred Sales Charge Alternative.'
(d) Until October 17, 1998, a 2% fee will be imposed on redemptions or exchanges of Class A shares acquired prior to October 17, 1997. The Fund reserves the right to waive or reduce the fee in whole or in part.


The percentages shown below reflect the estimated Annual Operating Expenses for Class A and Class B shares of the Fund. The percentages set forth under 'Other Expenses' are based upon the historical expenses of the Fund for the fiscal year ended December 31, 1997 (during which the Fund operated as a closed-end investment company for approximately 10 months), and are restated to reflect fees expected to be incurred by the Fund operating as an open-end investment company for a full year.



       ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                    DISTRIBUTION                TOTAL FUND
                      MANAGEMENT       (12B-1)        OTHER      OPERATING
                        FEES(A)        FEES(B)      EXPENSES     EXPENSES
                      -----------   -------------   ---------   -----------
Class A............         0.73%       0.25%           0.23%         1.21%
Class B............         0.73%       1.00%           0.23%         1.96%


------------------
(a) The Fund pays the Investment Manager a fee at an annual rate of 1.00% of the average daily net assets of the Fund for the first $30 million of net assets; 0.75% of the average daily net assets of the next $95 million of net assets; and 0.70% of the average daily net assets in excess of $125 million.
(b) As a result of distribution (Rule 12b-1) fees, a long-term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc. (NASD).

The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as a shareholder in the Fund. For more complete descriptions of the various costs and expenses, please refer to appropriate sections of this Prospectus.

                                    EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (i) reinvestment of all dividends and distributions, (ii) 5% annual return and (iii) redemption at the end of the period (unless otherwise noted):


                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    ------    -------    -------    --------
Class A*.........    $ 69      $  94      $ 120       $196
Class B..........    $ 70      $  92      $ 126       $209
Class B (assuming
  no redemption).    $ 20      $  62      $ 106       $209



* The example does not include the 2% redemption fee imposed on redemptions prior to October 17, 1998 of Class A shares acquired prior to October 17, 1997.




Use of the assumed 5% return is required by the Securities and Exchange Commission. This example is not an illustration of past or future investment results and should not be considered a representation of past or future expenses; actual expenses may be more or less than those shown.

                              FINANCIAL HIGHLIGHTS

The table below sets forth selected financial information which has been derived from the financial statements in the Fund's Annual Report dated December 31, 1997. For the fiscal years ended December 31, 1997, 1996 and 1995, the information in the table below, with the exception of the information in the row labeled 'Total Investment Return at Net Asset Value' for periods prior to January 1, 1997, has been audited by KPMG Peat Marwick LLP, independent auditors. For all periods ending prior to December 31, 1995, the financial information, with the exception of the information in the row labeled 'Total Investment Return at Net Asset Value,' was audited by the Fund's former auditors. The information in the row labeled 'Total Investment Return at Net Asset Value' has not been audited for periods prior to January 1, 1997. Prior to October 17, 1997, the Class A shares were designated as Common Stock and the Fund operated as a closed-end investment company. This information should be read in conjunction with the Financial Statements and Notes thereto included in the Fund's 1997 Annual Report to Shareholders which contains further information about the Fund's performance, and which is available to Shareholders upon request and without charge.


                                                            YEAR ENDED DECEMBER 31,
                    --------------------------------------------------------------------------------------------------------
                               1997               1996    1995(B)    1994     1993       1992        1991     1990     1989
                    --------------------------   ------   -------   ------   ------     ------      ------   ------   ------
                     CLASS A      CLASS B(A)
                    ----------   -------------
PER SHARE OPERATING
 PERFORMANCE
Net asset value,
 beginning of
 period.............   $17.84       $ 25.25      $14.83   $10.73    $11.87   $12.46     $10.12      $ 7.49   $10.26   $ 9.54
                    ----------       ------      ------   -------   ------   ------     ------      ------   ------   ------
Income (loss) from
 investment
 operations:
 Net investment
   income ..........     0.34          0.04        0.32     0.31      0.26     0.26       0.22        0.24     0.31     0.30
 Net realized and
   unrealized gain

   (loss) on
   investments......    10.83          2.92        5.18     4.78     (0.53)    0.75       2.93        3.33    (2.20)    1.50
                    ----------       ------      ------   -------   ------   ------     ------      ------   ------   ------
Total from
 investment
 operations.........    11.17          2.96        5.50     5.09     (0.27)    1.01       3.15        3.57    (1.89)    1.80
                    ----------       ------      ------   -------   ------   ------     ------      ------   ------   ------
Less distributions:
 Net investment
   income...........     0.31          0.04        0.32     0.31      0.22     0.26       0.22        0.24     0.31     0.31
 In excess of net
   investment
   income...........       --            --        0.03     0.03        --       --         --          --       --       --
 Realized capital
   gains............     2.65          2.04        2.14     0.65      0.65     0.73       0.47          --       --     0.44
 Paid-in capital....     0.18          0.28          --       --        --       --       0.12        0.70     0.57     0.33
                    ----------       ------      ------   -------   ------   ------     ------      ------   ------   ------
Total
 distributions......     3.14          2.36        2.49     0.99      0.87     0.99       0.81        0.94     0.88     1.08
                    ----------       ------      ------   -------   ------   ------     ------      ------   ------   ------
Other:
 Reduction in net
   asset value from
   rights offering..       --            --          --       --        --    (0.61)        --          --       --       --
                    ----------       ------      ------   -------   ------   ------     ------      ------   ------   ------
Net asset value, end
 of period..........   $25.87       $ 25.85      $17.84   $14.83    $10.73   $11.87     $12.46      $10.12   $ 7.49   $10.26
                    ----------       ------      ------   -------   ------   ------     ------      ------   ------   ------
                    ----------       ------      ------   -------   ------   ------     ------      ------   ------   ------
Closing Market
 Price, end of
 period.............       --            --      $15.75   $12.88    $ 9.13   $10.88     $11.63      $ 9.50   $ 7.13   $ 9.13

TOTAL INVESTMENT
 RETURN AT MARKET
 VALUE(C)...........       --            --       43.48%   52.81 %   (8.85)%   1.95%(d)  31.53%      47.52%  (12.45)%  32.25%
TOTAL INVESTMENT
 RETURN AT NET ASSET
 VALUE(E)...........    64.86%        11.88%      41.10%   49.69 %   (1.89)%   7.79%(F)  32.36%(G)   49.49%  (18.14)%  20.79%

RATIOS/SUPPLEMENTAL
 DATA
Net assets, end of
 period
 $(millions)........   $  383       $    76      $  252   $  210    $  152   $  168     $  141      $  101   $   75   $  103
Ratios to average
 net assets
 Expenses...........     1.10%         1.85%(h)    1.01%    1.05 %    1.28%    0.91%      1.24%       1.31%    1.29%    1.26%
 Net investment
   income...........     1.39%         0.99%(h)    1.94%    2.37 %    2.13%    2.08%      2.00%       2.68%    3.59%    4.15%
Portfolio turnover
 rate...............       22%           22%         21%      13 %      14%      17%        20%         31%      46%      63%
Average commission
 rate paid..........   $0.013       $ 0.013          --       --        --       --         --          --       --       --


                       1988
                      ------
PER SHARE OPERATING
 PERFORMANCE
Net asset value,
 beginning of
 period.............  $ 8.17
                      ------
Income (loss) from
 investment
 operations:
 Net investment
   income ..........    0.31
 Net realized and
   unrealized gain
   (loss) on
   investments......    1.43
                      ------
Total from
 investment
 operations.........    1.74
                      ------
Less distributions:
 Net investment
   income...........    0.37
 In excess of net
   investment
   income...........      --
 Realized capital
   gains............      --
 Paid-in capital....      --
                      ------
Total
 distributions......    0.37
                      ------
Other:
 Reduction in net
   asset value from
   rights offering..      --
                      ------
Net asset value, end
 of period..........  $ 9.54
                      ------
                      ------
Closing Market
 Price, end of
 period.............  $ 7.75
TOTAL INVESTMENT
 RETURN AT MARKET
 VALUE(C)...........   30.17%
TOTAL INVESTMENT

 RETURN AT NET ASSET
 VALUE(E)...........   22.58%
RATIOS/SUPPLEMENTAL
 DATA
Net assets, end of
 period
 $(millions)........  $   96
Ratios to average
 net assets
 Expenses...........    1.18%
 Net investment
   income...........    3.28%
Portfolio turnover
 rate...............      43%
Average commission
 rate paid..........      --


------------------

 (a) From the period October 20, 1997 (initial offering of Class B shares) through December 31, 1997.



 (b) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former investment manager, in a transaction that closed on April 7, 1995.



 (c) Total return is calculated at market value without deduction of sales commissions and assuming reinvestment of all dividends and distributions during the period.



 (d) Calculation of total return excludes the effect of the per share dilution resulting from the 1993 Rights Offering as the total account value of a fully subscribed shareholder was minimally impacted.



 (e) Total return is calculated at net asset value without deduction of sales commissions and assumes reinvestment of all dividends and distributions during the period. Total investment returns based on net asset value, which can be higher or lower than market value, may result in substantially different returns than total return based on market value. Total returns for less than one year are not annualized. For all periods prior to January 1, 1997 the total returns presented are unaudited.




 (f) Total return is calculated assuming full participation in the 1993 rights offering.



 (g) Total return is calculated assuming no participation in the 1992 rights offering.



 (h) Annualized.

                          PAST PERFORMANCE OF THE FUND


The following bar chart, line graph and tables provide information about the Fund's past performance. Prior to October 17, 1997, the Fund operated as a closed-end investment company. Upon conversion to an open-end investment company on October 17, 1997, all outstanding shares of common stock of the Fund were designated as Class A shares. All performance information prior to October 17, 1997 shown below for the Fund reflects the historical expense levels of the Fund as a closed-end investment company without adjustment for the higher annual expenses of the Fund's Class A shares. Performance would have been lower if adjusted for these charges and expenses. Performance information for periods after October 17, 1997, reflects Class A expenses. The Fund also offers Class B shares which are subject to different fees and expenses which will affect their performance.


The investment strategies used for the Fund since its conversion to an open-end fund may vary somewhat from the strategies used prior to conversion in that open-end funds are subject to constraints on illiquid assets to which closed-end funds are not subject, and attention must be paid to the cash flow needs of open-end funds from the sale and redemption of shares. The past performance information should not be considered a prediction of future performance of the Fund.

The bar chart below illustrates the Fund's risks and performance by showing the changes in the Fund's performance from year to year over a ten-year period.


                                   [CHART]

1988   1989   1990   1991(1)   1992    1993    1994    1995    1996    1997
----   ----   ----   -------   ----    ----    ----    ----    ----    ----
22.6%  20.8%  -18.1% 49.5%     32.4%   7.8%    -1.9%   49.7%   41.4%   64.9%





    Annual Total Return for Fiscal Year Ended December 31 of Year Shown (2)

------------------
(1) Carl Dorf, the Fund's Portfolio Manager, began managing the Fund in January 1991.

(2) The Fund's performance is based on the Fund's net asset value and assumes reinvestment of all dividends and distributions, excludes sales charges, and assumes no participation in the 1992 rights offering and full participation in the 1993 rights offering.

The line graph below shows the growth of an initial investment of $10,000 with reinvestment of all dividends and distributions. The graph shows the Fund's performance from December 31, 1987 through December 31, 1997 compared to the performance of two relevant unmanaged indices, the Standard & Poor's 500 and the Standard & Poor's Major Regional Banks Index. The Fund's performance is shown both with and without the imposition of the sales load currently associated with Class A shares of the Fund. An investor cannot invest directly into an index.

                                   [CHART]

                                                                                                                  S&P Major
                                                                     Bank & Thrift Fund               S&P 500      Regional
                          Bank & Thrift Fund                   (including current sales charge)        Index     Banks Index
                         --------------------                  --------------------------------       -------       ------
        1987                   10,000                                   9,425                          10,000       10,000
        1988                   12,260                                  11,555                          11,655       12,677
        1989                   14,810                                  13,959                          15,342       15,314
        1990                   12,129                                  11,432                          14,867       10,920
        1991(1)                18,134                                  17,091                          19,388       19,544
        1992                   24,009                                  22,628                          20,864       24,878
        1993                   25,881                                  24,393                          22,963       26,375
        1994                   25,390                                  23,930                          23,266       24,925
        1995                   38,008                                  35,823                          32,001       39,246
        1996                   53,630                                  50,546                          39,345       53,618
        1997                   88,436                                  83,314                          52,472       80,511

                      Balance as of 12/31 of Year Shown

 Average Annual Total       One          Three        Five          Ten
Returns Ended 12/31/97      Year         Years        Years        Years

----------------------      ----         -----        -----        -----
Bank & Thrift Fund(2)      64.9%         51.6%        29.8%        24.3%
  (excluding current
  sales charge)

Bank & Thrift Fund(3)      55.4%         48.6%        28.3%        23.6%
  (including current
  sales charge)

S&P 500 Index              33.4%         31.1%        20.3%        18.1%

S&P Major Regional
Banks Index                50.6%         47.9%        26.5%        22.9%
------------------


(1) Carl Dorf, the Fund's Portfolio Manager, began managing the Fund in January 1991.


                                              (Footnotes continued on next page)

(Footnotes continued from previous page)


(2) Average annual total returns are based on the Fund's net asset value and assume reinvestment of all dividends and distributions, exclude sales charges, and assume no participation in the 1992 rights offering and full participation in the 1993 rights offering.



(3) Average annual total returns are based on the Fund's net asset value and assume reinvestment of all dividends and distributions, include the maximum initial Class A sales charge of 5.75%, and assume no participation in the 1992 rights offering and full participation in the 1993 rights offering.


INVESTMENT PERFORMANCE


MORNINGSTAR RATINGS. For the three-year, five-year, and ten-year periods ended December 31, 1997, the Fund had a 5-star Morningstar risk-adjusted performance rating when rated among 2,332, 1,292 and 676 open-end domestic equity funds.(1) The Fund's overall rating through December 31, 1997, is 5-stars.(2) For the three-year, five-year, and ten-year periods ended December 31, 1997, the Fund's risk score places it 85, 532 and 249 out of 2,332, 1,292, and 676 funds in the domestic equity open-end fund category, respectively.(3)



------------------

(1) Prior to October 17, 1997, this Fund was rated as a closed-end fund, which had a different fee structure. Fee structures are incorporated into Morningstar ratings. If this Fund had been rated using the fee structure of an open-end fund, ratings for those periods may have been different. Ratings are for the Class A share class only; other classes may vary.



(2) The Fund's overall rating is based upon a weighted average of its performance for the three-year, five- year and ten-year periods ended December 31, 1997.



(3) On Morningstar's risk-adjusted performance rating system, funds ranking in the top 10% of all funds within their category are awarded five stars. Morningstar ratings are calculated from each fund's three-, five-, and ten-year returns (with fee adjustments, if any) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The ratings are subject to change every month. To determine a fund's risk score, Morningstar ranks funds for the three-, five-, and ten-year periods based upon their downside volatility compared to a 90-day Treasury bill.

                       INVESTMENT OBJECTIVES AND POLICIES

The Fund primarily seeks long-term capital appreciation; a secondary objective is income. The Fund pursues its objectives by investing, under normal market conditions, at least 65% of its total assets in equity securities of (i) national and state-chartered banks (other than money center banks), (ii) thrifts, (iii) the holding or parent companies of such depository institutions, and (iv) in savings accounts of mutual thrifts, which investment may entitle the investor to participate in future stock conversions of the mutual thrifts. These portfolio securities are selected principally on the basis of fundamental investment value and potential for future growth, including securities of institutions that the Fund believes are well positioned to take advantage of the attractive investment opportunities developing in the banking and thrift industries. In making decisions concerning the selection of portfolio securities for the Fund, the Investment Manager conducts its own evaluation of the depository institution which is a potential investment by the Fund and does not take into account the credit rating of the debt securities issued by such institution. These equity securities include common stocks and securities convertible into common stock (including convertible bonds, convertible preferred stock, and warrants) but do not include non-convertible preferred stocks or adjustable rate preferred stocks.

The Investment Manager believes that a number of factors may contribute to the potential for growth in the value of equity securities of depository institutions, including the fact that such depository institutions are:

          (i) located in geographic regions experiencing strong economic growth and able to participate in such growth;

          (ii) well-managed and currently providing above-average returns on assets and shareholders' equity;

          (iii) attractive candidates for acquisition by a money center bank or another regional bank, as defined in 'The Banking and Thrift Industries,' below, or attractive partners for business combinations, as a result of opportunities created by the trend towards deregulation and interstate banking or in order to create larger, more efficient banking combinations;

          (iv) expanding their business into new financial services or geographic areas that have become or may become permissible due to an easing of regulatory constraints; or

          (v) investing assets in technology that is intended to increase productivity.

The Investment Manager also believes that factors may contribute to increased earnings of securities of depository institutions, including the following:

          (i) changes in the sources of revenues of banks, such as the implementation of certain new transaction-based fees;

          (ii) a focus on variable rate pricing of bank products, which is less sensitive than fixed pricing to cyclical interest rate changes;

          (iii) the ability, as a result of liberalization of regulation, to offer financial products and services which may have a higher rate of return than traditional banking and financial services products;

          (iv) the recent implementation of share repurchase programs by certain banks; or

          (v) a trend towards increased savings and investing as the average age of the population of the United States gets older.

The Fund's policy of investing under normal market conditions at least 65% of its total assets in the equity securities of (i) national and state-chartered banks (other than money center banks), (ii) thrifts, (iii) the holding or parent companies of such depository institutions, and (iv) in savings accounts of mutual thrifts is fundamental and may not be changed without a Majority Vote. As used in this Prospectus, the term 'Majority Vote' means the affirmative vote of
(a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less.

The Fund invests the remaining 35% of its total assets in the equity securities, including preferred stocks or adjustable rate preferred stocks, of money center banks, other financial services companies, other issuers deemed suitable by the Investment Manager (which may include companies that are not in financial services industries), in Debt Securities, and in securities of other investment companies. 'Debt Securities' are nonconvertible debt securities (including certificates of deposit, commercial paper, notes, bonds or debentures) that are either issued or guaranteed by the United States Government or agency thereof ('U.S. Government securities') or issued by a corporation or other issuer and rated investment grade or comparable quality by at least one nationally recognized rating organization.

With respect to 75% of its total assets, the Fund will not purchase securities of any one issuer, other than U.S. Government securities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer.

When the Investment Manager determines that it is in the best interest of the Fund to assume a defensive position due to an unusual degree of financial unsteadiness or risk existing in the banking or thrift industry, the Fund may invest more than 25% and as much as 100% of its total assets in Short-Term Debt Securities. 'Short-Term Debt Securities' are Debt Securities maturing within one year from the date of purchase. To the extent that the Fund is in a defensive position, it will not be able to pursue its investment objective.

The Fund will not invest more than 15% of its net assets in illiquid securities, measured at the time of investment.

                  INVESTMENT PRACTICES AND RISK CONSIDERATIONS

The following pages contain information about certain types of securities in which the Fund may invest and strategies the Fund may employ in pursuit of its investment objective.

RISK CONSIDERATIONS

The investment objectives and policies described above should be carefully considered before investing. There is no assurance that the Fund will achieve its investment objectives. As with any security, an investment in the Fund's shares involves certain risks, including loss of principal. An investment in the Fund's shares cannot be considered a complete investment program. Because the Fund's investment portfolio will be concentrated in specific segments of the banking and thrift industries, the shares may be subject to greater risk than the shares of a fund whose portfolio is less concentrated. See 'The Banking and Thrift Industries.'

The Fund may invest in the securities of banks or thrifts that are relatively smaller, engaged in business mostly within their geographic region, and are less well-known to the general investment community than the money center and larger regional banks. Traditionally, the Fund has concentrated its investments in banks located in the Eastern and Midwestern States; however, all investments are at the discretion of the Investment Manager and may be concentrated in other areas. The shares of depository institutions in which the Fund may invest may not be listed or traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System ('NASDAQ'); as a result there may be limitations on the Fund's ability to dispose of them at times and at prices that are most advantageous to the Fund. The Fund will not invest more than 15% of its net assets in securities that are illiquid.


As discussed further below, changes in state and Federal law are producing significant changes in the banking and financial services industries. Deregulation has resulted in the diversification of certain financial products and services offered by banks and financial services companies, creating increased competition between them. In addition, state and federal legislation authorizing interstate acquisitions as well as interstate branching has facilitated the increasing consolidation of the banking and thrift industries. Although regional banks involved in intrastate and interstate mergers and acquisitions may benefit from such regulatory changes, those which do not participate in such consolidation may find that it is increasingly difficult to compete effectively against larger banking combinations. Proposals to change the laws and regulations governing banks and companies that control banks are frequently introduced at the federal and state levels and before various bank regulatory agencies. The likelihood of any changes and the impact such changes might have are impossible to determine.


LEGISLATION, REGULATIONS, AND POLICIES AFFECTING THE BANKING INDUSTRY. The last few years have seen a significant amount of regulatory and legislative activity focused on the expansion of bank powers and diversification of services that banks may offer. These expanded powers have exposed banks to well-established competitors and have eroded the distinctions between regional banks, community banks, thrifts and other financial institutions. Pending legislation, specifically the proposed Financial Services Act of 1998, which has been approved by the House Banking Committee, if enacted in its most recent form, would continue this trend. The proposed legislation would repeal key provisions of the Glass-Steagall Act which historically has limited the scope of banking organizations' securities activities. The proposed legislation would not only eliminate banks' restrictions on affiliations with securities firms, but also would permit affiliations with insurance companies. The latest version of the legislation would not require federally chartered savings associations to convert to either national bank or state charters, as had been the case with earlier proposals. The proposed legislation would impose new restrictions on the activities of thrift institutions and their holding companies.


LEGISLATION, REGULATIONS, AND POLICIES AFFECTING THE THRIFT INDUSTRY. The thrifts in which the Fund invests generally are subject to the same risks as banks discussed above. Such risks include interest rate changes, credit risks, and regulatory risks. Because thrifts differ in certain respects from banks, however, thrifts may be affected by such risks in a different manner than banks. Traditionally, thrifts have different and less diversified products than banks, have a greater concentration of real estate in their lending portfolio, and are more concentrated geographically than banks. Thrifts and their holding companies are subject to extensive government regulation and supervision including regular examinations of thrift holding companies by the Office of Thrift Supervision (the 'OTS'). Such regulations have undergone substantial change since the 1980's and will probably change in the next few years.


Certain recent legislation, as well as the pending Financial Services Act of 1998, are likely to have a significant impact on the thrift industry. For example, the recent merger of the Savings Association Insurance Fund into the Bank Insurance Fund has eliminated most of the higher deposit insurance premiums paid by thrifts, making thrifts more competitive with banks. In addition, the proposed Financial Services Act of 1998, if enacted in its most recent form, would treat both federally and state chartered savings associations as commercial banks, effectively causing thrifts to lose many of their existing powers.


INVESTMENT TECHNIQUES

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS. When the Investment Manager determines that it is in the best interest of the Fund to assume a temporary defensive position due to an unusual degree of financial unsteadiness or risk existing in the banking and related industries, the Fund may invest more than 25% and as much as 100% of its total assets in Short-Term Debt Securities. To the extent that the Fund is in a temporary defensive position, it will not be able to pursue its investment objective. Assuming a temporary defensive position is purely discretionary with the Investment Manager.

OTHER INVESTMENT COMPANIES. The Fund may invest in shares issued by investment companies. The Fund is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company,
(2) invest more than 5% of the Fund's total assets in the investment company, or
(3) invest more than 10% of the Fund's total assets in all investment company holdings. As a shareholder in any investment company, the Fund will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company.

ILLIQUID SECURITIES. The Fund may invest in an illiquid or restricted security if the Investment Manager believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Manager might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition.

Restricted securities, including placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without Securities and Exchange Commission ('SEC') registration by certain institutional investors known as 'qualified institutional buyers,' and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Fund may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment.

BORROWING. The Fund may borrow money from banks to obtain short-term credits as are necessary for the clearance of securities transactions, but not in an amount exceeding 15% of its total assets. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value ('NAV'), and money borrowed will be subject to interest and other costs. Under the Investment Company Act of 1940, as amended (the '1940 Act'), the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

THE FUND: DIVERSIFICATION AND CHANGES IN POLICIES

The Fund is diversified, so that with respect to 75% of its assets, it may not invest more than 5% of its assets (measured at market value at the time of investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government securities.

The Fund's primary investment objective is to achieve long-term capital appreciation. Income is its secondary objective. These investment objectives are 'fundamental.' Fundamental policies may only be changed with the approval of a Majority Vote of shareholders of the Fund. Other investment policies of the Fund may be changed by the Board of Directors. The Fund is subject to investment restrictions that are described in the Statement of Additional Information under 'Investment Restrictions.' Some of those restrictions are designated as 'fundamental.' These fundamental restrictions as well as the diversified status of the Fund require a Majority Vote of the shareholders of the Fund to be changed.

                       THE BANKING AND THRIFT INDUSTRIES

The Fund invests at least 65% of its total assets in the equity securities of
(i) national and state-chartered banks other than Money Center Banks (as defined below); (ii) thrifts, (iii) the holding or parent companies of such institutions; and also in savings accounts of mutual thrifts which investment may entitle the investor to participate in future stock conversions of the mutual thrifts.



As of December 31, 1996, the commercial banking industry in the United States comprised approximately 11,454 state or federally chartered banks, many of which are subsidiaries of bank holding companies. Bank holding companies are separate legal entities that own the stock of, and receive a substantial portion of their income from, one or more bank subsidiaries. Although commercial banks range in size from small banks under $10 million in total assets to the largest bank holding companies with assets well over $100 billion, they can be classified into three general categories. A 'Money Center Bank' is a bank or bank holding company that is typically located in an international financial center and has a strong international business with a significant percentage of its assets outside the United States. 'Regional Banks' are banks and bank holding companies which provide full service banking, often operating in two or more states in the same geographic area, and whose assets are primarily related to domestic business. Regional Banks are smaller than Money Center Banks and also may include banks conducting business in a single state or city and banks operating in a limited number of states in one or more geographic regions. The third category which constitutes the majority in number of banking organizations are typically smaller institutions that are more geographically restricted and less well-known than Money Center Banks or Regional Banks and are commonly described as 'Community Banks.'


The thrift industry in the United States is comprised of over 1,300 institutions with assets of over $769 billion. Thrifts and thrift holding companies differ from banks and bank holding companies in the range of their permissible activities and the degree of regulation. Thrifts resemble community banks in that they hold a substantial portion of their portfolio in mortgage, consumer and small business loans. Thrifts are restricted in the mix of assets on their balance sheet by the qualified thrift lender rules and are required to have certain minimum percentages of mortgages, credit cards and student loans with specified maximum percentages of consumer and commercial loans.


The banking and thrift industries are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and the interest rates and fees which may be charged. Recently enacted and currently proposed legislation would have an impact on the present status of the thrift industry. See 'Investment Practices and Risk Considerations-- Legislation, Regulations, and Policies Affecting the Thrift Industry'. The profitability of these concerns is largely dependent upon interest rates and the resulting availability and cost of capital funds over which these concerns have limited control, and, in the past, such profitability has shown significant fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers.



Banks and bank holding companies are subject to extensive government regulation limiting their activities. Federally chartered banks and state-chartered banks whose deposits are insured by the Federal Deposit Insurance Corporation and bank holding companies are subject to federal supervision and regulation and, in certain situations, to state laws applicable to financial institutions. Federal banking authorities receive comprehensive reports on, and conduct examinations of, a number of aspects of a federally-regulated bank's business and condition, including its dividends, capital ratios, allowances for loan losses and other aspects of the bank's financial condition and operation. A national bank must obtain prior regulatory approval if it wishes to pay dividends on its common or preferred stock if the total of all dividends in any calendar year exceeds the aggregate of the bank's net profits, as defined, for that year and its retained net profits (net profits less dividends paid) for the two proceeding years. A national bank may not pay a dividend on its common stock if the dividend would exceed net undivided profits then on hand. Federally-regulated banks are required to maintain designated minimum ratios of capital to total assets. These ratios were recently revised to call for higher levels of capital and may be increased in the future. State banking agencies regulate and supervise state-charted banks under regulations which may be similar to those existing under federal law.


Bank holding companies are required to register and file reports with the Board of Governors of the Federal Reserve System and are subject to examinations of certain aspects of their businesses and their subsidiaries' businesses. The principal sources of a bank holding company's income are dividends and interest from its subsidiaries. Under Federal law, banks are subject to certain restrictions on extensions of credit to, and certain other transactions with, their bank holding companies and certain other affiliates, and on investments in stock or other securities thereof. Such restrictions prevent bank holding companies and such other affiliates from borrowing from their banks unless the loans are secured in specified amounts. Further, such secured loans, other transactions and investments by their banks are generally limited in amount as to the bank holding company and as to each of such other affiliates to 10% of the bank's capital and surplus and as to the bank holding company and all such affiliates to an aggregate of 20% of the bank's capital and surplus. Any combination between banks and bank holding companies requires prior approval of appropriate Federal and state bank regulatory agencies.

Thrift holding companies can be stock or mutual companies. Thrift holding companies, unlike bank holding companies, have historically been given broad powers. For example, holding companies that own a single thrift can engage in any activities that do not threaten the safety of the subsidiary thrift. Thrift holding companies are allowed to engage in more business lines than banks are, such as real estate acquisition, development, management, sales and rentals, and insurance agency businesses. Thrift holding companies must comply with a variety of strict statutory and regulatory requirements and restrictions and undergo regular examinations by the OTS whereas banks are regulated by the Federal Reserve Board. The underlying thrifts are also restricted in the scope and manner of their interaction with the parent company. The activities in which a thrift holding company is permitted to engage will depend on the number of thrifts controlled.

Certain economic factors are of particular importance to the banking industry. The availability and cost of funds to banks is important to their profitability; consequently, higher capital ratios, high deposit insurance premiums, volatile interest rates and general economic conditions can have an impact on their financial performance and condition. Banking legislation, enacted in 1989 and 1991, in general, has broadened the regulatory powers of federal bank regulatory agencies. Among other things, this legislation grants federal banking agencies the authority to approve special assessments on insured depository institutions with respect to maintaining the deposit insurance fund. The quality of a bank's portfolio of loans can be adversely affected by depressed market conditions in certain industries. Examples of such industries that have affected the loan portfolios of some banks include commercial real estate, international business, agriculture and energy. Smaller Regional Banks, Community Banks, and thrifts can be particularly affected by such conditions if the economic base of the area in which they are located is closely tied to a depressed industry, such as family farming.

                               SHAREHOLDER GUIDE

PILGRIM AMERICA PURCHASE OPTIONS(TRADEMARK)

You may select from two separate classes of shares: Class A and Class B, both of which represent an identical interest in the Fund's investment portfolio, but are offered with different sales charges and distribution fee (Rule 12b-1) arrangements. These sales charges and fees are shown and contrasted in the chart below.

                                                 ANNUAL                      AUTOMATIC
             MAXIMUM SALES                    DISTRIBUTION     MAXIMUM       CONVERSION
CLASS   CHARGE ON PURCHASES (A)    CDSC          FEES(D)       PURCHASE      TO CLASS A
-----   ------------------------   -----      -------------   ----------   --------------
A....            5.75%             None (b)       0.25%       Unlimited         N/A
B....             None             5.00%(c)       1.00%        $250,000    After 8 Years

------------------

(a) Imposed upon purchase. Reduced for purchases of $50,000 or more.


(b) For investments of $1 million or more, a contingent deferred sales charge 'CDSC' of no more than 1% is assessed on redemptions made within one or two years from purchase, depending on the amount of purchase. See 'Class A
    Shares: Initial Sales Charge Alternative.'



(c) Imposed upon redemption within 6 years from purchase with scheduled reductions after the first year. See 'Class B Shares: Deferred Sales Charge Alternative.'

(d) Annual asset-based distribution charge.

When choosing between classes, investors should carefully consider the ongoing annual expenses along with the initial sales charge or CDSC. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. You should discuss which class of shares is right for you with your Authorized Dealer.

CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of the Fund are sold at the NAV per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see 'Special Purchases without a Sales Charge' and 'Reduced Sales Charges.'

                                                                              DEALERS'
                                                                           REALLOWANCE AS
                                        AS A % OF OFFERING    AS A % OF        A % OF
AMOUNT OF TRANSACTION                   PRICE PER SHARE          NAV       OFFERING PRICE
-------------------------------------   ------------------    ---------    --------------
Less than $50,000....................          5.75%            6.10%           5.00%
$50,000 but less than $100,000.......          4.50%            4.71%           3.75%
$100,000 but less than $250,000......          3.50%            3.63%           2.75%
$250,000 but less than $500,000......          2.50%            2.56%           2.00%
$500,000 but less than $1,000,000....          2.00%            2.04%           1.75%

There is no initial sales charge on purchases of $1,000,000 or more. However, the Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for investments subject to a CDSC. If shares are redeemed within one or two years of purchase, depending on the amount of the purchase, a CDSC will be imposed on certain redemptions as follows:

                                                    DEALER        PERIOD DURING
ON PURCHASES OF:                          CDSC     ALLOWANCE    WHICH CDSC APPLIES
---------------------------------------   -----    ---------    ------------------
$1,000,000 but less than $2,500,000....   1.00%      1.00%            2 Years
$2,500,000 but less than $5,000,000....   0.50%      0.50%             1 Year
$5,000,000 and over....................   0.25%      0.25%             1 Year


CLASS A SHARES: REDEMPTION FEE. Upon the conversion of the Fund to open-end status, the Fund's outstanding shares were designated Class A shares. No sales charge was due as a result of the conversion. However, if such shares are redeemed or exchanged for shares of another open-end Pilgrim America Fund prior to one year from date of conversion, they will be subject to a 2% redemption fee payable to the Fund. The Fund reserves the right to waive or reduce the redemption fee in whole or in part.


CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. If you choose the deferred sales charge alternative, you will purchase Class B shares at their NAV per share without the imposition of a sales charge at the time of purchase. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Fund are subject to a distribution fee at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution fee for Class A shares. The higher distribution fee means a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. In connection with sales of Class B shares, the Distributor compensates Authorized Dealers at a rate of 4% of purchase payments subject to a CDSC. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined.


The amount of the CDSC charge is determined as a percentage of the lesser of the NAV of the Class B shares at the time of purchase or redemption. No charge will be imposed for any net increase in the value of shares purchased during the preceding six years in excess of the purchase price of such shares or for shares acquired either by reinvestment of net investment income dividends or capital gain distributions. The percentage used to calculate the CDSC will depend on the number of years since you invested the dollar amount being redeemed according to the following table:

          YEAR OF
         REDEMPTION
       AFTER PURCHASE          CDSC
----------------------------   ----
  First.....................    5%
  Second....................    4%
  Third.....................    3%
  Fourth....................    3%
  Fifth.....................    2%
  Sixth.....................    1%
  Seventh and following.....    0%

To determine the CDSC payable on redemptions of Class B shares, the Fund will first redeem shares in accounts that are not subject to a CDSC; second, shares acquired through reinvestment of net investment income dividends and capital gain distributions; third, shares purchased more than 6 years prior to redemption; and fourth, shares subject to a CDSC in the order in which such shares were purchased. Using this method, your sales charge, if any, will be at the lowest possible CDSC rate.

Class B shares will automatically convert into Class A shares approximately eight years after purchase. For additional information on the CDSC and the conversion of Class B shares, see the Statement of Additional Information.


REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund or of other open-end funds in the Pilgrim America Funds which offer Class A shares or shares with front-end sales charges ('Participating Funds') by completing the Letter of Intent section of the New Account Application. Executing the Letter of Intent expresses an intention to invest a specified amount during the next 13 months, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter amount multiplied by the maximum sales charge imposed on purchases of the applicable fund and class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the New Account Application or the Statement of Additional Information for details on the Letter of Intent option or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.



The sales charge for your investment may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim America Funds (excluding Pilgrim America General Money Market shares) ('Rights of Accumulation'). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time by: (i) an investor; (ii) the investor's spouse and children under the age of majority; (iii) the investor's custodian account(s) for the benefit of a child under the Uniform Gifts to Minors Act; (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and other employee benefit plans qualified under Section 401 of the Internal Revenue Code); and (v) trust companies, registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. See the New Account Application or the Statement of Additional Information for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.


For purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the open-end Pilgrim America Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but such combination will not affect any CDSC which may be imposed upon the redemption of those shares. Additionally, shares held by investors in Class M shares of other Pilgrim America Funds may be combined with Class A Shares for a reduced sales charge.

WAIVERS OF CDSCS. The CDSC on Class A or Class B shares will be waived in the case of a redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares of the Fund owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for those shares held at the time of death or initial determination of permanent disability. The CDSC also may be waived for Class B Shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

The CDSC also will be waived in the case of a total or partial redemption of shares of the Fund in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The shareholder must have attained the age of 70 1/2 to qualify for the CDSC waiver relating to mandatory distributions. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation of service. The shareholder must notify the Transfer Agent either directly or through the Distributor, at the time of redemption, that the shareholder is entitled to a waiver of the CDSC. The CDSC Waiver Form included in the New Account Application must be completed and provided to the Transfer Agent at the time of the redemption request. The waiver will be granted subject to confirmation of the grounds for the waiver. The foregoing waivers may be changed at any time.

REINSTATEMENT PRIVILEGE. Class B shareholders who have redeemed their shares in any open-end Pilgrim America Fund within the previous 90 days may repurchase Class B shares at NAV (at the time of reinstatement) in an amount up to the redemption proceeds. Reinstated Class B shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated.

To exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction. See 'Tax Considerations' in the Statement of Additional Information.

SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased at NAV without a sales charge by:

     1)  Class A shareholders who have redeemed their shares in any open-end

         Pilgrim America Fund within the previous 90 days. These shareholders may repurchase shares at NAV in an amount equal to their net redemption proceeds. Authorized Dealers who handle these purchases may charge fees for this service.

     2) Any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unrelated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC.

     3) Any charitable organization or governmental entity that has determined that the Fund is a legally permissible investment and which is prohibited by applicable law from paying a sales charge or commission in connection with the purchase of shares of any mutual fund.

     4) Officers, directors and full-time employees of Pilgrim America Capital Corporation and its subsidiaries.

     5) Certain fee based broker-dealers or registered representatives thereof or registered investment advisers under certain circumstances making investments on behalf of their clients.

     6) Shareholders who have authorized the automatic transfer of dividends from the same class of another open-end Pilgrim America Fund distributed by the Distributor or from Pilgrim America Prime Rate Trust.

     7) Registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in the Fund or in any combination of shares of the Fund plus Class A shares of certain other Participating Funds as described herein under 'Pilgrim America Purchase Options(Trademark)--Reduced Sales Charges', during the 13 month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Authorized Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12 month period following the transaction.


     8) Accounts as to which a bank or broker-dealer charges an account management fee ('wrap accounts').


     9) Broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins).

     10) Broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with Pilgrim America Funds or an affiliate, subject to certain operational and minimum size requirements specified from time to time by the Pilgrim America Funds.

The Fund may terminate or amend the terms of offering shares of the Fund at NAV to these investors at any time. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Statement of Additional Information.


INCENTIVES. The Distributor, at its expense, will provide additional promotional incentives to Authorized Dealers in connection with sales of shares of the Fund and other open-end funds in the Pilgrim America Funds. In some instances, additional compensation or promotional incentives will be offered to Authorized Dealers that have sold or may sell significant amounts of shares. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund or other mutual funds in the Pilgrim America Group and/or other events sponsored by Authorized Dealers.

In addition, the Distributor will, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Fund over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.25% of the value of the Fund's shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Fund's shares held by the dealer's customers for more than one year, calculated on an annual basis.

RULE 12B-1 PLANS. The Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of the Fund ('Rule 12b-1 Plan'). Under the Rule 12b-1 Plan, the Distributor may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of Class A and Class B shares at an annual rate of up to 0.35% and 1.00%, respectively, of the average daily net assets of Class A and Class B shares of the Fund. Currently, the Board of Directors has approved annual fees of 0.25% and 1.00%, respectively, which are accrued daily and paid monthly. Of these amounts, fees equal to an annual rate of 0.25% of the average daily net assets of the Fund are for shareholder servicing for each of the classes. Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A or Class B shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. These fees may be used to pay the costs of the following: payments to Authorized Dealers; promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders;

supplemental payments to Authorized Dealers that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plan. With respect to the Fund's Class B shares, no more than 0.75% per annum of the average net assets of Class B shares of the Fund may be used to finance distribution expenses, exclusive of shareholder servicing payments. With respect to Class A and Class B shares of the Fund, no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of the Fund's average net assets held by the Authorized Dealer's clients or customers. The Distributor will receive payment under the Rule 12b-1 Plans without regard to actual distribution expenses that it incurs.

Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at the annual rate of 0.25% of the Fund's average daily net assets of each of the Class A and Class B shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A or B shares and they cease upon exchange (or purchase) into Pilgrim America General Money Market Shares. The payments are also subject to the continuation of the relevant distribution plan, the terms of service agreements between dealers and the Distributor, and any applicable limits imposed by the National Association of Securities Dealers, Inc. The distribution and service fees for Class A shares acquired prior to the Fund's conversion to an open-end investment company will be paid to the Distributor.

OTHER EXPENSES. In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with the Investment Manager. Most Fund expenses are allocated proportionately among each of the classes of the Fund. However, the Rule 12b-1 Plans' fees for each class of shares are charged proportionately only to the outstanding shares of that class.

PURCHASING SHARES

Your Authorized Dealer can help you establish and maintain your account, and the Shareholder Servicing Agent is available to assist you with any questions you may have.


The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for Qualified Retirement Accounts).



      METHOD                         INITIAL INVESTMENT                                 ADDITIONAL INVESTMENT
By contacting your   The minimum initial investment in the Fund is        The minimum for additional investment in the Fund
Authorized Dealer    $1,000 ($250 for Qualified Retirement Accounts).     is $100. Visit or consult your Authorized Dealer.
                     Visit or consult your Authorized Dealer.

By mail              Make your check payable to Pilgrim America Funds     Fill out the account additions form included on
                     and mail it, along with a completed New Account      the bottom of your account statement along with
                     Application, to the address indicated on the New     your check payable to the Fund and mail them in
                     Account Application. Please indicate an Authorized   the envelope provided with the account statement.
                     Dealer on the application.                           Remember to write your account number on the
                                                                          check.

By wire              For first time orders, call the Pilgrim America      Call the Pilgrim America Order Department at (800)
                     Order Department at (800) 336-3436 to obtain an      336-3436 to obtain a wire reference number. Give
                     account number and indicate an Authorized Dealer     that number to your bank and have them wire the
                     on the account. Instruct your bank to wire funds     funds in the same manner described under 'Initial
                     to the Fund in care of:                              Investment.'

                     Investors Fiduciary Trust Co.
                     ABA #101003621
                     Kansas City, MO
                     credit to:

                     Pilgrim America Bank and Thrift Fund, Inc.

                     A/C# 752-4854 for further credit to:
                     Shareholder A/C


                     # -----------------------------------------
                     (A/C # you received over the telephone)

                     Shareholder Name:

                     ------------------------------------------
                     (Your Name Here)

                     After wiring funds you must complete the New
                     Account Application and send it to:

                       Pilgrim America Order Dept.
                       P.O. Box 419368
                       Kansas City, MO 64141-6368


The Fund and the Distributor reserve the right to reject any purchase order. The Investment Manager reserves the right to waive the minimum investment amounts. Please note third party checks will not be accepted.

PRICE OF SHARES. Purchase, sale and exchange orders are effected at NAV for the respective class of shares of the Fund, determined after the order is received by the Transfer Agent or Distributor, plus any applicable sales charge (Public Offering Price).

Purchases of each class of the Fund's shares are effected at the Fund's Public Offering Price determined after a purchase order has been received in proper form. A purchase order will be deemed to be in proper form when all of the required steps set forth above under 'Purchase of Shares' have been completed. In the case of an investment by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. A shareholder who purchases by wire must submit an application form in a timely fashion. If an order or payment by wire is received after the close of the New York Stock Exchange, 4:00 p.m. Eastern Time (1:00 p.m., Pacific
Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

DETERMINATION OF NET ASSET VALUE. The NAV of each class of the Fund's shares will be determined daily as of the close of trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day that it is open for business. Each class' NAV represents that class' pro rata share of the Fund's net assets as adjusted for any class specific expenses (such as fees under a Rule 12b-1 plan), divided by that class' outstanding shares. In general, the value of the Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The NAV per share of each class of shares of the Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. In other cases, securities are valued at their fair value as determined in good faith by the Board of Directors of the Fund, although the actual calculations will be made by persons acting under the supervision of the Board.


PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, see the New Account Application or contact the Shareholder Servicing Agent at (800) 992-0180.



RETIREMENT PLANS. The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. Investors Fiduciary Trust Company ('IFTC') acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. IFTC currently receives a $12.00 custodian fee annually for maintenance of such accounts.


TELEPHONE ORDERS. The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include: (i) recording telephone instructions for exchanges and expedited redemptions; (ii) requiring the caller to give certain specific identifying information; and (iii) providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS



An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at (800) 992-0180. There is no specific limit on exchange frequency; however, the shares in the Fund are intended for long term investment and not as a trading vehicle. The Investment Manager reserves the right to prohibit excessive exchanges (more than four per year). The Investment Manager reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged.


Shares of one class of the Fund may be exchanged for shares of that same class of any other open-end Pilgrim America Fund other than Pilgrim America General Money Market Shares ('Money Market'), at NAV without payment of any additional sales charge. If you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shares of the Fund that are not subject to a CDSC may be exchanged for shares of Money Market, and shares of Money Market acquired in the exchange may subsequently be exchanged for shares of any open-end Pilgrim America Fund of the same class as the original shares acquired. Shares of the Fund that are subject to a CDSC may be redeemed to purchase shares of Money Market upon payment of the CDSC. Shareholders of the Fund at the time of the Fund's conversion from a closed-end investment company to an open-end investment company who exchange their Class A shares issued upon conversion at any time before October 17, 1998 shall be subject to a 2% redemption fee payable to the Fund. The Fund reserves the right to waive or reduce the redemption fee in whole or in part. Shareholders exercising the exchange privilege with any of Pilgrim America Fund's other open-end funds should carefully review the prospectus of that fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the New Account Application that signifies that you do not wish to have this privilege. The exchange privilege is only available in states where shares of the Fund being acquired may be legally sold.

SYSTEMATIC EXCHANGE PRIVILEGE. Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim America Fund. The exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

HOW TO REDEEM SHARES

Shares of the Fund will be redeemed at the NAV (less any applicable CDSC, redemption fee, and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock

Exchange is open for business.


            METHOD                                                PROCEDURES
Redemption By Contacting Your   Authorized Dealers may communicate redemption orders by wire or telephone to
Authorized Dealer               the Distributor. These firms may charge for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

Redemption by Mail              A written request for redemption must be received by the Transfer Agent in order to constitute a valid tender. If certificated shares have been issued, the certificate must accompany the written request. The Transfer Agent may also require a signature guarantee by an eligible guarantor. It will also be necessary for corporate investors and other associations to have an appropriate certification on file authorizing redemptions by a corporation or an association before a redemption request will be considered in proper form.
                                A suggested form of such certification is provided on the New Account
                                Application. If you are entitled to a CDSC waiver, you must complete the CDSC waiver form in the New Account Application. To determine whether a signature guarantee or other documentation is required, shareholders may call the
                                Shareholder Servicing Agent at (800) 992-0180.

Expedited Redemption            The Expedited Redemption Privilege allows you to effect a liquidation from your account via a telephone call and have the proceeds (maximum $100,000)
                                mailed to an address which has been on record with Pilgrim America for at least 30 days. This privilege is automatically assigned to you unless you check the box on the New Account Application which signifies that you do not wish to utilize such option. The Expedited Redemption Privilege additionally allows you to effect a liquidation from your account and have the proceeds
                                (minimum $5,000) wired to your pre-designated bank account. This aspect of the
                                Expedited Redemption privilege will NOT automatically be assigned to you. If you want to take advantage of this aspect of the privilege, please check the appropriate box and attach a voided check to the New Account Application.
                                Under normal circumstances, proceeds will be transmitted to your bank on the second business day following receipt of your instructions, provided redemptions may be made. To effect an Expedited Redemption, please call the
                                Shareholder Servicing Agent at (800) 992-0180. In the event that share certificates have been issued, you may not request a wire redemption by telephone or wire. This option also is not available for retirement accounts.


SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount in excess of $100 made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. During the withdrawal period, you may purchase additional shares for deposit to your account if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200, whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply. Shareholders of the Fund at the time of the Fund's conversion to an open-end investment company may redeem the Class A shares received upon the conversion through a Systematic Withdrawal Plan, but the shares redeemed will be subject to a 2% redemption fee.

The number of full and fractional shares equal in value to the amount of the payment will be redeemed at NAV (less any applicable CDSC or redemption fee). Such redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. To establish a systematic cash withdrawal, please complete the Systematic Withdrawal Plan section of the New Account Application. To have funds deposited to your bank account, follow the instructions on the New Account Application.

You may change the amount, frequency and payee, or terminate this plan by giving written notice to the Transfer Agent. As shares of the Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by you or the Fund.

PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire of federal funds. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share. The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

                             MANAGEMENT OF THE FUND

MANAGEMENT OF THE FUND. The Fund is a registered investment company that was incorporated in Maryland in November, 1985 as a closed-end, diversified management investment company. The Fund operated as a closed-end fund prior to October 17, 1997. On October 16, 1997, shareholders approved open-ending the Fund and since October 17, 1997, the Fund has operated as an open-end fund. The Fund is governed by a Board of Directors, which oversees the operations of the Fund. The majority of Directors are not affiliated with the Investment Manager.

INVESTMENT MANAGER.  Pilgrim America Investments, Inc. ('PAII' or the

'Investment Manager') serves as Investment Manager. The Investment Manager is responsible for managing the general day-to-day operations of the Fund including selecting the Fund's investments and placing the Fund's portfolio transactions. The Fund and the Investment Manager have entered into an agreement that requires the Investment Manager to provide all investment advisory and portfolio management services for the Fund. It also requires the Investment Manager to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Investment Manager provides the Fund with office space, equipment and personnel necessary to administer the Fund. The agreement with the Investment Manager can be canceled by the Board of Directors of the Fund upon 60 days' written notice. Organized in December 1994, the Investment Manager is registered as an investment adviser with the Securities and Exchange Commission.

The Investment Manager bears its expenses of providing the services described above. The Fund pays the Investment Manager a fee at an annual rate based on a percentage of average daily net assets. The fee is

1.00% of the first $30,000,000 of average daily net assets, 0.75% of the next $95,000,000 of average daily net assets, and 0.70% of average daily net assets in excess of $125,000,000. These fees are computed and accrued daily and paid monthly.

The Investment Manager and Pilgrim America Securities, Inc. ('Distributor'), the Fund's principal underwriter, are wholly owned subsidiaries of Pilgrim America Group, Inc. ('Shareholder Servicing Agent'), which is a wholly owned subsidiary of Pilgrim America Capital Corporation (NASDAQ: PACC). Through its subsidiaries, Pilgrim America Capital Corporation engages in the financial services business, focusing on providing investment advisory, administrative and distribution services to open-end and closed-end investment companies and private accounts.


INVESTMENT PERSONNEL. Carl Dorf, C.F.A., Senior Vice President and Senior Portfolio Manager of the Fund, has been managing the Fund's portfolio since January 1991, when he joined the Investment Manager's predecessor. Mr. Dorf is also a Senior Vice President of the Investment Manager. Prior to his joining the Investment Manager's predecessor, he was a principal of Dorf & Associates Investment Counsel. His 30 plus years of portfolio management and research experience include positions with Moody's Investors Service, Inc. as an analyst in the Banking & Finance Department; with Nuveen Corp. as a financial securities analyst; with Loews Corp. as a fund manager with responsibility for $150 to $250 million in utility and financial stocks; with BA Investment Management Corp. as a senior stock analyst; and with RNC Capital Management as manager of 150 individual, pension, and profit-sharing accounts. A Chartered Financial Analyst, Mr. Dorf earned both BBA/Finance and Investments and MBA/Finance and Investments degrees from the Bernard Baruch School of Business and Public Administration, The City College of New York.



SHAREHOLDER SERVICING AGENT. Pilgrim America Group, Inc. serves as Shareholder Servicing Agent for the Fund. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

PORTFOLIO TRANSACTIONS. The Investment Manager places orders to execute the securities transactions that are designed to implement the Fund's investment objectives and policies. The Investment Manager uses its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ('brokers') that provide 'best execution' of these orders. In placing purchase and sale transactions, the Investment Manager may consider brokerage and research services provided by a broker to the Investment Manager, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if the Investment Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, the Investment Manager may place securities transactions with brokers that provide certain services to the Fund. The Investment Manager also may consider a broker's sale of Fund shares if the Investment Manager is satisfied that the Fund would receive best execution of the transaction from that broker.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. Dividends and distributions from net investment income and capital gains, if any, will be determined on a class basis for the Fund and paid at least annually.

Any dividends and distributions paid by the Fund will be automatically reinvested in additional shares of the respective class of the Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment.


You may, upon written request or by completing the appropriate section of the New Account Application in this Prospectus, elect to have all dividends and other distributions paid on a Class A or B account in the Fund invested into another Pilgrim America Fund which offers Class A or B shares. Both accounts must be of the same class. If you are a shareholder of Pilgrim America Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end Pilgrim America Fund. Distributions are invested into the selected funds at the net asset value as of the payable date of the distribution only if shares of such selected funds have been registered for sale in the investor's state.



FEDERAL TAXES. The Fund intends to operate as a 'regulated investment company' under the Internal Revenue Code. To qualify, the Fund must meet certain income, asset diversification and distribution requirements. In any fiscal year in which the Fund so qualifies and distributes to shareholders all of its taxable income, the Fund itself is relieved of federal income tax.



Dividends paid out of the Fund's investment company taxable income (including dividends, interest and short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends will be taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, but the rate of tax will depend on the Fund's holding period for the assets whose sale results in the gain.


All dividends and capital gains are taxable whether they are reinvested or received in cash, unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.


Upon the sale or other disposition of shares of the Fund, a shareholder may realize a gain or loss which will be a capital gain or loss if the shares are held as a capital asset and, if so, may be eligible for reduced federal tax rates, depending on the shareholder's holding period for the shares.


If you have not furnished a certified correct taxpayer identification number (generally your Social Security number) and have not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on your account is incorrect according to their records or that you are subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from ordinary dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.


                            PERFORMANCE INFORMATION

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). Total returns and current yield are based on past results and are not necessarily a prediction of future performance.

ADDITIONAL PERFORMANCE QUOTATIONS. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

                             ADDITIONAL INFORMATION

MORE ABOUT THE FUND. The Fund's Articles of Incorporation permit the Directors to authorize the creation of additional series, each of which may issue separate classes of shares. The Fund may be terminated and liquidated under certain circumstances.

VOTING RIGHTS. Shareholders have certain voting rights. Each share of the Fund is given one vote. Matters to be acted upon that affect the Fund as a whole, including approval of a new investment advisory agreement and changes in the Fund's fundamental policies, will require the affirmative vote of the shareholders of the Fund. Matters affecting a certain class of shares of the Fund will only be voted on by shareholders of that particular class. As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, although special shareholder meetings may be held from time to time.

                     [This page intentionally left blank]

                             Pilgrim America Funds
                            NEW ACCOUNT APPLICATION

 SEND COMPLETED APPLICATION TO: PILGRIM AMERICA FUNDS, P.O. BOX 419368, KANSAS
                           CITY, MISSOURI 64141-6368

   SECTIONS 1 THROUGH 6 MUST BE COMPLETED FOR YOUR ACCOUNT TO BE ESTABLISHED.
--------------------------------------------------------------------------------
1.  ACCOUNT REGISTRATION
    TYPE OF ACCOUNT
    (Check one only)
  / / INDIVIDUAL


-----------------  --------------   ----------------    ------------------------
  First Name       Middle Initial   Last Name           Social Security Number*
                                                        (first individual only)

/ / JOINT TENANT


-----------------  --------------   --------------------------------------------
  Joint Tenant's   Middle Initial   Last Name
  First Name


/ / GIFT/TRANSFER TO MINOR


-----------------------------------------------  -------------------------------
  Custodian's Name (one only)                    Minor's Name (one only)


-----------------------------------------------  -------------------------------
  Under Uniform Gift/Transfers to                Minor's Social Security Number*
  Minors Act of (State)


/ / GUARDIANSHIP/CONSERVATORSHIP


------------------------   ------------------------   --------------------------
  Guardian/Conservator     Ward/Incompetent or        Ward/Incompetent or
                           Minor's Name (one only)    Minor's Social Security
                                                      Number*


/ / CORPORATION, PARTNERSHIP, TRUST OR OTHER ORGANIZATION

----------------------------------------------   -------------------------------
  Exact Name of Corporation, Partnership or      Taxpayer Identification Number*
  other Organization


--------------------------------------------------------------------------------
  Trustee Accounts Only: Name of all Trustees required by trust agreement to sell/purchase shares


---------------------    ----------------------    -----------------------------
  Date of Trust          Name of Trust             Taxpayer Identification
  Agreement                                        Number*


/ / OTHER

--------------------------------------------------------------------------------
* Pilgrim America Funds reserve the right to reject any application which does not include a certified Social Security Number or Taxpayer Identification Number ('TIN'), or does not indicate that such number has been applied for by checking the 'Awaiting TIN' box on page 29.

--------------------------------------------------------------------------------
2.  MAILING ADDRESS

----------------------------------   --------  ------     -----     ----------
  Street Address                     Apartment  City      State     Zip Code
                                     Number

(      )                 (      )
-------------------      -----------------------
Business Phone           Home Phone

--------------------------------------------------------------------------------
3. INVESTMENT INFORMATION

  PLEASE INDICATE DOLLAR AMOUNT AND FUND IN SPACES PROVIDED. $1,000 MINIMUM FOR EACH FUND. IF MORE THAN ONE FUND IS SELECTED, ACCOUNT MUST HAVE IDENTICAL REGISTRATIONS, CLASS OF SHARES AND OPTIONS. IF NO CLASS OF SHARES IS SELECTED, CLASS A SHARES WILL BE AUTOMATICALLY SELECTED.


                                                       CLASS OF SHARES (CHECK
          FUND NAME                   AMOUNT                    ONE)*

1.                                  $                A / /      B / /      M / /
   -------------------------------     -------
2.                                  $                A / /      B / /      M / /
   -------------------------------     -------
3.                                  $                A / /      B / /      M / /
   -------------------------------     -------

4.                                  $                A / /      B / /      M / /
   -------------------------------     -------
5.                                  $                A / /      B / /      M / /
   -------------------------------     -------
6.                                  $                A / /      B / /      M / /
   -------------------------------     -------


  / / A check payable to the Pilgrim America Funds is included for $          .
                                                                    ----------

  / / Payment has been made by Dealer purchase on
                                                  ------------
                                                     (Date)

$
  ------------   ------------------------------------------------
   (Amount)             (Order Number)

  / / Payment has been made by Federal funds wire                 on
                                                  ---------------     -------
                                                  (Reference No.)     (Date)
                             $
      ------------------      ---------------
        (Account No.)            (Amount)


  *  Pilgrim America Bank and Thrift Fund, Inc. does not offer Class M shares.


--------------------------------------------------------------------------------
4. DIVIDEND AND DISTRIBUTION OPTIONS

  (Check one only) -- If no option is selected, all distributions will be reinvested.

  / / Reinvest all dividends and capital gains.

  / / Reinvest all dividends and capital gains into an existing account in another Pilgrim America Fund using the Dividend Transfer Option.


  --------------------------------------      ----------------------------------
  Fund Name                                   Account Number


/ / Pay all dividends and reinvest        I request the payable distributions
    capital gains.                        be: (Check one.)

/ / Pay all capital gains in cash and
    reinvest dividends.                   / / Sent to the address in Section 2.

/ / Pay all dividends and capital         / / Directly deposited in my bank
    gains.                                    account. (Please attach a voided

                                              check to Section 6). If voided
    (IF ANY PAY OPTION IS SELECTED,           check is not enclosed, will
    COMPLETE INFORMATION AT RIGHT)            be sent to address in Section 2.

                                          / / Sent to a special payee listed in
                                              Section 9.

--------------------------------------------------------------------------------
5. AUTHORIZED DEALER INFORMATION

-----------------------------------      ---------------------------------------
Authorized Dealer Name                   Registered Representative's Name


-----------------------------------      ---------------------------------------
Branch Office Address      Branch #      Registered Representative's Number


-----------------------------------      --------------------    ---------------
City                                     State                         Zip Code


-----------------------------------      ---------------------------------------
Registered Representative's Phone        Authorized Signature of Authorized
                                         Dealer

--------------------------------------------------------------------------------
6. SIGNATURES


I have read the prospectus and application for the Fund in which I am investing and agree to its terms. I am also aware that Telephone Exchange and Redemption Privileges exist and that these privileges are automatically available unless affirmatively declined. I also understand that if Pilgrim America, the Fund, the Transfer Agent or the Sub-Transfer Agent fail to follow the procedures outlined in the prospectus and in the Telephone Transaction Authorization hereto, such entity may be liable for losses due to unauthorized or fraudulent instructions. I further understand that I must carefully review each account confirmation statement or other documentation of transactions that I receive to ensure that my instructions have been properly acted upon. If any discrepancies are noted, I agree to notify Pilgrim America, the Fund, the Transfer Agent or the Sub-Transfer Agent in a timely manner, but in no event more than 15 days from receipt of such confirmation statement or documentation of transaction. Failure to notify one of the above entities on a timely basis will relieve such entities of any liability with respect to the transaction and any discrepancy. See the Exchange Privileges and Restrictions and How to Redeem Shares sections in the Prospectus for procedures. I am of legal age. Sign below exactly as printed in
Section 1. For joint registration, all must sign.




            ATTACH VOIDED CHECK HERE            [PICTURE OF A RIGHT ARROW]
                (IF APPROPRIATE)

For Corporations, Trusts, or Partnerships: We hereby certify that each of the persons listed below has been duly elected, and is now legally holding the offices set forth opposite his/her name and has the authority to make this authorization. Please print titles below if signing on behalf of a business or trust to establish this account.

CERTIFICATION: UNDER PENALTIES OF PERJURY, I/WE CERTIFY THAT:

I am not subject to backup withholding because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or because the IRS has notified me that I am no longer subject to backup withholding (if you are currently subject to backup withholding as a result of a failure to report all interest or dividends, please cross out the preceding statement), AND (CHECK AS APPROPRIATE):

/ / The number shown above is my correct TIN, or that of the minor named in section 1.

/ / Awaiting TIN. I have not previously been issued a TIN, have applied for one or intend to apply for one in the near future, and am waiting for a number to be issued to me. I understand that if I do not provide a certified TIN to Pilgrim America within 60 days, Pilgrim America is required to commence 31% backup withholding until I provide a certified TIN and may be required immediately to impose 31% backup withholding on certain withdrawals from my account until I provide a certified TIN.

/ / Exempt Payee. The account owner is an exempt payee. Individuals cannot be exempt. Check this box only after reading the instructions on page 39 to see whether the account owner is an exempt payee. (You must still provide a TIN.)



Permanent address for tax purposes: ----------  -------  -----  -------  -------
                                     Street     City     State  Country  Postal
                                     Address                             Code


NOTE: THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.


------------------------------------     ---------------------------------------
Signature                       Date     President, Trustee, General Partner
                                           or Title

------------------------------------     ---------------------------------------
Signature                       Date     Co-owner, Secretary of Corporation,
                                           Co-Trustee, etc.


    CHECK THE APPROPRIATE BOXES BELOW AND PROVIDE THE REQUESTED INFORMATION


/ / I am a United States Citizen.


/ / I am a non-resident alien* (a Form W-8 will be provided to you by Pilgrim
    America. Please complete it as requested as soon as possible).

/ / I am a resident alien and a social security number has been supplied on page one of this New Account application (a Form 1078 will be provided to you by Pilgrim America. Please complete it and return it as requested).

/ / If not a United States Citizen, please indicate what country you are a permanent tax resident of:


    ----------------------------------------------------------------------------

* If the Pilgrim America account will be registered in joint registration with another individual or individuals, each non-resident alien must complete and return a Form W-8.

--------------------------------------------------------------------------------

7. PURCHASE OPTIONS

    REDUCED SALES CHARGE


    / / I qualify for a Reduced Sales Charge with the account(s) listed below.
        Included are the account numbers of all classes of shares of Pilgrim America Funds that I or my immediate family (spouse and children under age 21) already own.



------------------------------------     ---------------------------------------
Fund Name                                Account Number


------------------------------------     ---------------------------------------
Fund Name                                Account Number


------------------------------------     ---------------------------------------
Fund Name                                Account Number


--------------------------------------------------------------------------------
    LETTER OF INTENT (Check one only)


    / / I wish to establish a new Letter of Intent. (If Reduced Sales Charge or
        90-day backdate privilege is applicable, provide the amount and account(s) information below.) I agree to the terms of the Letter of Intent as set forth in the Prospectus and Statement of Additional Information, and grant Pilgrim America Securities, Inc. a security interest in the escrowed shares as set forth in the Statement of Additional Information. I understand that I am not obligated to invest an aggregate amount equal to the amount checked below, but if I do not, Pilgrim America Securities, Inc. may deduct the amount of any sales charge owed from the escrowed shares.

    / / Please apply this purchase to an existing Letter of Intent with the account(s) listed below.

    / / Please amend my existing Letter of Intent with the new amount indicated below.

    If establishing a Letter of Intent, you will need to purchase over a thirteen-month period in accordance with the provisions of the Prospectus and Statement of Additional Information. The aggregate amount of these purchases will be at least equal to the amount listed below:

    / / $50,000   / / $100,000   / / $250,000   / / $500,000   / / $1,000,000


------------------------------------     ---------------------------------------
Fund Name                                Account Number

------------------------------------     ---------------------------------------
Fund Name                                Account Number

--------------------------------------------------------------------------------
    PRE-AUTHORIZED INVESTMENT PLAN -- AUTOMATIC INVESTING

    / / I wish to invest on a monthly, quarterly, semi-annual or annual basis, directly from my checking account into the following fund(s).
     (PLEASE COMPLETE THE PRE-AUTHORIZED INVESTMENT PLAN AGREEMENT HEREIN AND
        ATTACH A VOIDED CHECK TO SECTION 6.)

--------------------   ----------------------     ------------------------------
Fund Name              Fund Name                  Fund Name


Amount $            , to start  / / 5th or / / 20th of        ,
        ------------                                   -------    --------------
        Minimum $100                                    Month          Year


    / /  monthly    / /  quarterly    / /  semi-annually    / /  annually


--------------------------------------------------------------------------------
    SPECIAL PURCHASE WITHOUT A SALES CHARGE


    / / I (We) declare that the investment referenced herein is exempt from the imposition of the normal front-end sales charge for the reason(s) listed below (please refer to the 'Special Purchases Without a Sales Charge' section of the prospectus):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    This privilege will only be granted upon confirmation of your entitlement.


--------------------------------------------------------------------------------
8. ADDITIONAL OPTIONS

    TELEPHONE EXCHANGE PRIVILEGE -- IF ACCEPTED, ACCOUNTS MUST HAVE THE SAME ACCOUNT INFORMATION, OPTIONS AND CLASS OF SHARES. UNLESS YOU DECLINE THIS PRIVILEGE BY CHECKING THE BOX BELOW, YOU WILL AUTOMATICALLY BE ASSIGNED IT.*

    / / I decline telephone exchange, and do not want this privilege. (See
        Exchange Privileges and Restrictions section for procedures.)
--------------------------------------------------------------------------------

   EXPEDITED REDEMPTION PRIVILEGE -- AVAILABLE ON ALL NON-RETIREMENT ACCOUNTS. UNLESS YOU DECLINE THIS PRIVILEGE, YOU WILL AUTOMATICALLY BE ASSIGNED THE ABILITY TO REQUEST, VIA THE TELEPHONE, REDEMPTION PROCEEDS TO BE SENT TO THE ADDRESS IN SECTION 2.*


    / / I wish to redeem shares by telephone and request that the proceeds be directly deposited into my bank account. (Please attach a voided check to Section 6.) (If voided check is not enclosed, proceeds will be sent to address in Section 2.)


    / / I decline telephone redemption, and do not want this privilege.
        See Expedited Redemption section for procedures.

* Pilgrim America is authorized to act upon instructions received from you or anyone other than yourself representing himself as acting as your representative who can provide personal identification information as it appears in Pilgrim America's records.

  Pilgrim America will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. The Funds and their agents will not be liable for any loss, injury, damage, or expense incurred as a result of instructions communicated by telephone reasonably believed to be genuine. By accepting this privilege, you agree to hold the Funds and their agents harmless from any loss, claims, or liability arising from their compliance with such instructions. Telephone exchange and expedited redemption privileges are subject to the terms and conditions set forth in each Fund's Prospectus and Statement of Additional Information.

--------------------------------------------------------------------------------

    SYSTEMATIC EXCHANGE PRIVILEGE

    / /I have at least $5,000 in my Pilgrim America________________Fund account, for which no certificates have been issued and I would like to exchange:

    $         (min. of $50) into the                    Fund, Account #
     --------                         ----------------                 ---------

    $         (min. of $50) into the                    Fund, Account #
     --------                         ----------------                 ---------

    $         (min. of $50) into the                    Fund, Account #
     --------                         ----------------                 ---------

    on a / / monthly or / / quarterly basis starting in the month of
                                                                     -----------

    (Systematic Exchange Privilege is only available within the same Class of Shares)

--------------------------------------------------------------------------------

    SYSTEMATIC WITHDRAWAL PLAN (SWP)

    (Minimum account balance for a SWP is $10,000.)
    (Class B SWP's are processed free of contingent deferred sales charge if 12% or less of account value is redeemed on an annual basis.)

    / / I wish to automatically withdraw $                 from this account.
                                          ----------------
                                            Minimum $100

    / /  Monthly    / /  Quarterly    / /  Semi-Annually    / /  Annually

    I request this distribution be: (Check One)

    / / Sent to the address listed in Section 2. To begin            of        .
                                                          ----------   --------
        (Withdrawal will occur about 5 business days prior to the end of the month.)

    / / Sent to the payee listed in Section 9. To begin              of        .
                                                          ----------   --------
        (Withdrawal will occur about 5 business days prior to the end of the month.)


    / / Directly deposited in my bank account. (Please attach a voided check to Section 6.)

        To begin            of        .
                ----------   --------
        (Withdrawal will occur about 5 business days prior to the end of the month.)

--------------------------------------------------------------------------------

9. INTERESTED PARTY MAIL/DIVIDEND MAIL

    / / I wish to have my distributions sent to the address listed below.

    / / I wish to have duplicate confirmation statements sent to the interested party listed below.

    ----------------------------------------------------------------------------
    Name of Individual

    ----------------------------------------------------------------------------
    Street Address

    --------------------   -------------------------------------   -------------
    City                            State                              Zip Code

--------------------------------------------------------------------------------
               THIS APPLICATION IS NOT A PART OF THE PROSPECTUS.

                      [This page intentionally left blank]

                          AUTHORIZED DEALER AGREEMENT

     Under these plans, the Authorized Dealer signing the application acts as principal in all purchases of Fund shares and appoints Pilgrim America as its agent to execute the purchases and to confirm each purchase to the Investor. Pilgrim America remits semi-monthly to the Authorized Dealer the amount of its commissions. The Authorized Dealer hereby guarantees the genuineness of the signature(s) on the application and represents that he is a duly licensed Authorized Dealer and may lawfully sell Fund shares in the state designated by the Investor's mailing address, and that he has entered into a Selling Group Agreement with the Distributor with respect to the sale of fund shares. The Authorized Dealer signature on the Application signifies acceptance of the concession terms, and acceptance of responsibility for obtaining additional sales charges if specified purchases are not completed.

                             Cut on perforated line
 -------------------------------------------------------------------------------

              DETACH HERE AND RETURN THIS TO YOUR BANK IF YOU ARE
                 ESTABLISHING A PRE-AUTHORIZED INVESTMENT PLAN
(AUTHORIZATION TO HONOR CHECKS OR DEBIT INSTRUCTIONS DRAWN BY DST SYSTEMS, INC.,
      ON BEHALF OF THE PILGRIM AMERICA FUNDS, FOR AUTOMATIC PURCHASE PLAN)

                    PRE-AUTHORIZED INVESTMENT PLAN AGREEMENT

     As a convenience, I (we) hereby request and authorize you to pay and charge to my (our) account checks or debit instructions drawn on my (our) account by DST Systems, Inc., the Fund's Agent and payable to the order of the Fund provided there are sufficient collected funds in said account to pay the same upon presentation: I (we) agree that your rights with respect to each such check or debit instruction shall be the same as if it were a check or debit instructions drawn on you and signed personally by me (us). This authority is to remain in effect until revoked in writing and until you actually receive such notice. I (we) agree that you shall be fully protected in honoring any such checks or debit instructions.

     I (we) further agree that if any such check or debit instruction is dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever.

Signature(s) of Depositor(s) (signed exactly as shown on bank records)

X
 -------------------------------------------------------------------------------


X
 -------------------------------------------------------------------------------

                                                                          19
-------------------------------------------------------------------------   ----
Date Signed


                                 (PLEASE PRINT)

Name of Depositor (as shown on bank records)
                                            ------------------------------------

Bank Account Number
                   -------------------------------------------------------------

Name of Bank
            --------------------------------------------------------------------

Address of Bank
               -----------------------------------------------------------------

City/State/Zip of Bank
                      ----------------------------------------------------------

                      [This page intentionally left blank]

                            Pilgrim America Funds
            INSTRUCTIONS FOR COMPLETING THE NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

This New Account Application can be used to open a new Pilgrim America Account, establish Shareholder privileges on existing accounts and be used in providing documentation for certain transactions. The completed Application should be forwarded along with your investment check payable to the Pilgrim America Group, or other appropriate documentation to: PILGRIM AMERICA FUNDS, P.O. BOX 419368, KANSAS CITY, MISSOURI 64141-6368.

This New Account Application may not be used to open a qualified retirement plan account for which Investors Fiduciary Trust Company acts as custodian.

1 ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

Check the appropriate box and provide the information requested. Unless specified, accounts with more than one owner will be assumed to be 'Joint Tenants With Rights of Survivorship'.

All investors must sign the Account Application, and authorize the requested privileges.

For a child who is under the age of majority in your state of residence, 'Gift/transfer to minor' registration must be utilized.

2 MAILING ADDRESS
--------------------------------------------------------------------------------

This is the address of record for your account. All account confirmation statements will be forwarded to this address.

3 INVESTMENT INFORMATION
--------------------------------------------------------------------------------

State the fund(s) in which you are investing and the dollar amount of the investment. (Minimum initial investment is $1,000).

4 DIVIDEND AND DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Pilgrim America offers several options for the treatment of dividends and capital gains distributions, if any, from your Pilgrim America investment.


You can have these payments distributed to you, or any other recipient you choose, in cash; in additional shares of the Fund which is paying the distribution or; in shares of another Pilgrim America Fund, at NAV without sales charge, via the Dividends Transfer Option. The Dividend Transfer Option is available only for open-end funds within Pilgrim America Funds.



5 AUTHORIZED DEALER INFORMATION
--------------------------------------------------------------------------------

Your financial professional can complete this section.

6 SIGNATURES
--------------------------------------------------------------------------------

All investors and authorized signers should sign in order to process the New Account Application and to certify your Social Security, Tax Identification Number or if applicable, your foreign status.

7 PILGRIM AMERICA PURCHASE OPTIONS(TRADEMARK)
--------------------------------------------------------------------------------

You can qualify for reduced sales charges via the Letter of Intent or Rights of Accumulation privileges.

The Letter of Intent allows you to qualify for reduced sales charges immediately.

Rights of Accumulation allow you to use the total of all of your Pilgrim America open-end fund investments in determining the sales charge of a current investment.

The Pre-Authorized Investment Plan provides a systematic method of investing periodically in the Pilgrim America Fund(s) of your choice. Minimum investments of at least $100 can be automatically debited from your bank account periodically for investment purposes.

8 ADDITIONAL OPTIONS
--------------------------------------------------------------------------------

The Telephone Exchange privilege will automatically be assigned to you unless you check the box in Section 8 which states that you do not wish to have this privilege.


The Expedited Redemption privilege allows you to effect a liquidation from your account via a telephone call and have the proceeds (Maximum of $100,000) mailed to your address of record. This privilege is automatically assigned to you unless you check the box in this section which states you do not want to take advantage of this privilege.


The Expedited Redemption privilege additionally allows you to effect a liquidation from your account and have the proceeds (minimum $5,000) wired to your pre-designated bank account. This privilege is NOT automatically assigned to you. If you want to take advantage of this privilege, please check the appropriate box and attach a voided check to Section 6 of the New Account

Application.

The Systematic Exchange Privilege allows you to automatically exchange shares of one fund for shares of the same class of another fund in regular pre-determined amounts and at regular pre-determined intervals.

The Systematic Withdrawal Plan allows you to automatically have a specific share or dollar amount ($100 minimum) liquidated from your account monthly, quarterly, semi-annually, or annually and forwarded to you or the payee of your choosing as long as the account has a current value of at least $10,000. Amounts designated for deposit to your bank account can be forwarded via the Automated Clearing House system by attaching a voided check for such basic account to Section 6 of the New Account Application.

9 INTERESTED PARTY MAIL/DIVIDEND MAIL
--------------------------------------------------------------------------------

You may authorize an additional party to receive copies of your confirmation statements (your Authorized Dealer will automatically receive such copies). If you wish to have additional copies of your confirmation statements mailed to an address other than your address of record, check the appropriate box in Section 9 and indicate such address.

You may have your cash dividend payments forwarded to an address other than your address of record by so indicating in Section 9. (If you wish your cash dividends to be forwarded to a bank for deposit to an account, refer to Section 4 of the New Account Application).

                      PILGRIM AMERICA FUNDS CLASS A AND B
                  CONTINGENT DEFERRED SALES CHARGE WAIVER FORM
     (TO BE COMPLETED ONLY IF THE UNDERSIGNED BELIEVES THAT HE IS ENTITLED
             TO A WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE.)

     If you believe you are entitled to a waiver of the Contingent Deferred Sales Charge in accordance with the terms set forth in the prospectus, you must complete this Contingent Deferred Sales Charge Waiver Form and send it the Fund's Transfer Agent at its address given below. The waiver will only be granted upon confirmation of your entitlement.

     Check the item below which the undersigned is relying upon for a waiver of the Contingent Deferred Sales Charge and send any required documents specified therein:

/ / Redemption is made upon the death or permanent disability of shareholder. (Enclose either a certified death certificate or certification of permanent disability (see below), whichever is appropriate).


/ /     Redemption is made in connection with mandatory distributions (upon attainment of age 70 1/2) from an IRA or other qualified retirement plan. (Enclose a certified birth certificate. Please contact Pilgrim America for a Distribution Request Form for IRA or other qualified retirement plan accounts where IFTC acts as custodian which must accompany this Contingent Deferred Sales Charge Waiver Form).

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
        Signature
                  --------------------------------------------------------------
                         (Exactly as on Account Registration)
        DATE
             -------------------------------------------------------------------
        Name(s)
                ----------------------------------------------------------------

        ------------------------------------------------------------------------
                                    (Please Print)

                       MAIL THE COMPLETED WAIVER FORM TO:
       PILGRIM AMERICA FUNDS, P.O. BOX 419368, KANSAS CITY, MO 64141-6368
                            DEFINITION OF DISABILITY

     An individual will be considered disabled if he meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such peron is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long continued and indefinite duration.

                          CERTIFICATION OF DISABILITY

 I _____________________________________ certify that I am a licensed physician
         Licensed Physician Name
in the State of _______________________________________________________________,
License # ____________ and that _________________ is under my care and is unable to perform the material duties of his or her regular occupation or employment; or is unable to engage in any substantial gainful activity by reason of a physical or mental impairment which may result in death or be of continued and indefinite duration. Date of determination of disability _______________________

Physician Signature                          Date
                    -----------------------       ------------------------------

                      [This page intentionally left blank]

         IMPORTANT INFORMATION REGARDING COMPLETION OF THE APPLICATION

   Effective in 1989, the Fund, and other payers, must, according to IRS regulations, withhold 31% of reportable dividends (whether paid or accrued) and redemption payments if a shareholder fails to provide a taxpayer identification number, and a certification that he is not subject to backup withholding in the SIGNATURES section of the Account Application form.

   (Section references are to the Internal Revenue Code, as amended).

BACKUP WITHHOLDING

You are subject to backup withholding if:
   (1) You fail to furnish your taxpayer identification number to the Fund in the manner required, OR

   (2) The Internal Revenue Service notifies the Fund that you furnished an incorrect taxpayer identification number, OR

   (3) You are notified that you are subject to backup withholding under section 3406(a)(1)(C), OR

   (4) For an interest or dividend account opened after December 31, 1983, you fail to certify to the payer that you are not subject to backup withholding under (3) above, or fail to certify your taxpayer identification number.

   For payments other than interest or dividends, you are subject to backup withholding only if (1) or (2) above applies.

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS 5, application for a Social Security Number Card, or Form SS 4, application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. Write 'applied for' in the space provided for a taxpayer identification number on the application and check the 'Awaiting TIN' box in the SIGNATURES section of this application.

WHAT NUMBER TO GIVE

Give the social security number or employer identification number of the record owner of the account. If the account belongs to you as an individual, give your social security number. If the account is in more than one name or is not in the name of the actual owner, see the chart below for guidelines on which number to report in completing the account registration section:

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an underpayment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Certain payees are specifically exempted from backup withholding on ALL payments. Check the 'Exempt Payee' box in the Signature section if your account falls into one of the following categories. We will still need your taxpayer identification number.

o A corporation

o A financial institution.

o An organization exempt from tax under section 501(a), or an individual retirement plan.

o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

o A real estate investment trust.

o A common trust fund operated by a bank under section 584(a).

o An exempt charitable remainder trust, or a non exempt trust described in section 4947(a)(1).


o An entity registered at all times under the Investment Company Act of 1940. Payments of DIVIDENDS not generally subject to backup withholding include the following:

o Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships NOT engaged in a trade or business in the U.S. and which have at least one nonresident partner.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

-------------------------------  -------------------------
GUIDELINES FOR DETERMINING       GIVE THE
PROPER NUMBER                    SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:        NUMBER OF--
-------------------------------  -------------------------
 1.   An individual's account    The individual

 2.   Two or more individuals    The actual owner of the
      (joint account)            account or, if combined
                                 funds any one of the
                                 individuals(1)

 3.   Husband and wife (joint    The actual owner of the
      account)                   account or, if joint
                                 funds, either person(1)

 4.   Custodian account to a     The minor(2)
      minor (Uniform Gift to
      Minors Act)

 5.   Adult and minor            The adult or if the minor
                                 is the only contributor,
                                 the minor(1)

 6.   Account in the name of     The ward, minor, or
      guardian or committee for incompetent person(3) a designated ward, minor or incompetent person

 7.   a. The usual revocable     The grantor-trustee(5)
         savings trust account
         (grantor is also
         trustee)

      b. So called trust

         account that is not a   The actual owner(1)
         legal or valid trust
         under state law

 8.   Sole proprietorship        The owner(1)
      account

-------------------------------  -------------------------

                                 GIVE THE EMPLOYER
                                 IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:        NUMBER OF--
-------------------------------  -------------------------
 9.   A valid trust, estate or   Legal entity (Do not
      pension trust              furnish the identifying
                                 number of the personal
                                 representative or trustee
                                 unless the legal entity
                                 itself is not designated
                                 in the account title.)(5)

10.   Corporate account          The corporation

11. Religious, charitable, or The organization educational organization account

12.   Partnership account held   The partnership
      in the name of the
      business

13.   Association, club or       The organization
      other tax exempt
      organization

14.   A broker or registered     The broker or nominee
      nominee

15.   Account with the           The public entity
      Department of Agriculture
      in the name of a public
      entity (such as a state
      or local government,
      school district, or
      prison) that receives
      agricultural program
      payments
-------------------------------  -------------------------

           PILGRIM AMERICA BANK
           AND THRIFT FUND, INC.

          40 NORTH CENTRAL AVENUE, SUITE 1200, PHOENIX, ARIZONA 85004
                                 1-800-992-0180

                               TABLE OF CONTENTS


                                                                    PAGE
                                                                    ----
     PILGRIM AMERICA BANK AND THRIFT FUND, INC. AT A GLANCE......      2

     SUMMARY OF EXPENSES.........................................      3

     FINANCIAL HIGHLIGHTS........................................      4

     PAST PERFORMANCE OF THE FUND................................      5

     INVESTMENT OBJECTIVES AND POLICIES..........................      8

     INVESTMENT PRACTICES AND RISK CONSIDERATIONS................      9

     THE BANKING AND THRIFT INDUSTRIES...........................     11

     SHAREHOLDER GUIDE...........................................     13
       Pilgrim America Purchase Options(Trademark)...............     13
       Purchasing Shares.........................................     18
       Exchange Privileges and Restrictions......................     20
       How to Redeem Shares......................................     21

     MANAGEMENT OF THE FUND......................................     22

     DIVIDENDS, DISTRIBUTIONS AND TAXES..........................     23

     PERFORMANCE INFORMATION.....................................     24

     ADDITIONAL INFORMATION......................................     25

     NEW ACCOUNT APPLICATION.....................................     27


                               INVESTMENT MANAGER
                       Pilgrim America Investments, Inc.
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004

                                  DISTRIBUTOR
                        Pilgrim America Securities, Inc.
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004

                          SHAREHOLDER SERVICING AGENT
                          Pilgrim America Group, Inc.
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004

                                 TRANSFER AGENT
                               DST Systems, Inc.
                                P.O. Box 419368
                        Kansas City, Missouri 64141-6368

                                   CUSTODIAN
                       Investors Fiduciary Trust Company
                                801 Pennsylvania
                          Kansas City, Missouri 64105

                                 LEGAL COUNSEL
                             Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                             Washington, D.C. 20006

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP
                           725 South Figueroa Street
                         Los Angeles, California 90017

                                   PROSPECTUS
                                  MAY 1, 1998